Report Name - 10F-3

Fund - Smith Barney Small Cap Growth Opportunities Fund

                                Period : 11/01/04 through 04/30/05


                                    ID : 81
                           Issuer Name : Nine Towns
                            Trade Date : 12/02/04
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 300.00
                        Purchase Price : 11
                    % Received by Fund : 0.003%
                        % of Issue (1) : 0.104%
        Other Participant Accounts (2) :           9,700.00
                      Issue Amount (2) :       9,600,000.00
          Total Received All Funds (2) :          10,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Nine Towns
                            Trade Date : 12/02/04
                 Joint/Lead Manager(s) : JP Morgan Securities
                         Co-Manager(s) : Citigroup
                                         Lehman Brothers
                         Selling Group : Jefferies Broadview


                                    ID : 18
                           Issuer Name : Foundation Coal Holdings, Inc.
                            Trade Date : 12/08/04
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 4,400.00
                        Purchase Price : 22
                    % Received by Fund : 0.019%
                        % of Issue (1) : 0.458%
        Other Participant Accounts (2) :         103,600.00
                      Issue Amount (2) :      23,600,000.00
          Total Received All Funds (2) :         108,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Foundation Coal Holdings, Inc
                            Trade Date : 12/08/04
                 Joint/Lead Manager(s) : Citigroup
                                         Morgan Stanley
                         Co-Manager(s) : ABN Amro Rothschild
                                         Bear Stearns & Co Inc
                                         Credit Suisse First Boston Corp
                                         Lehman Brothers
                                         Natexis Bleichroeder Inc
                                         UBS Investment Bank/US
                         Selling Group : N/A


                                    ID : 240
                           Issuer Name : GFI Group Inc. (GFIG)
                            Trade Date : 01/25/05
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 500.00
                        Purchase Price : 21
                    % Received by Fund : 0.009%
                        % of Issue (1) : 0.213%
        Other Participant Accounts (2) :          12,000.00
                      Issue Amount (2) :       5,860,000.00
          Total Received All Funds (2) :          12,500.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : GFI Group Inc. (GFIG)
                            Trade Date : 01/25/05
                 Joint/Lead Manager(s) : Citigroup
                                         Merrill Lynch & Co
                         Co-Manager(s) : Banc of America Securities LLC
                                         Jefferies & Co
                                         JP Morgan Securities
                         Selling Group : N/A


                                    ID : 287
                           Issuer Name : FTD Group, Inc. (FTD)
                            Trade Date : 02/08/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 800.00
                        Purchase Price : 13
                    % Received by Fund : 0.006%
                        % of Issue (1) : 0.191%
        Other Participant Accounts (2) :          24,200.00
                      Issue Amount (2) :      13,100,000.00
          Total Received All Funds (2) :          25,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : FTD Group, Inc. (FTD)
                            Trade Date : 02/08/05
                 Joint/Lead Manager(s) : Citigroup
                                         Goldman Sachs & Co
                         Co-Manager(s) : Merrill Lynch & Co
                                         Piper Jaffray & Co
                                         William Blair & Co LLC
                         Selling Group : N/A


                                    ID : 305
                           Issuer Name : Alpha Natural Resources, Inc.
                            Trade Date : 02/14/05
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 7,000.00
                        Purchase Price : 19
                    % Received by Fund : 0.024%
                        % of Issue (1) : 0.461%
        Other Participant Accounts (2) :         129,100.00
                      Issue Amount (2) :      29,500,000.00
          Total Received All Funds (2) :         136,100.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Alpha Natural Resources, Inc
                            Trade Date : 02/14/05
                 Joint/Lead Manager(s) : Citigroup
                                         Morgan Stanley
                         Co-Manager(s) : ABN Amro Rothschild
                                         Bear Stearns & Co Inc
                                         Lehman Brothers
                                         Natexis Bleichroeder Inc
                                         UBS
                         Selling Group : N/A


                                    ID : 308
                           Issuer Name : Wright Express
                            Trade Date : 02/15/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 13,500.00
                        Purchase Price : 18
                    % Received by Fund : 0.034%
                        % of Issue (1) : 2.978%
        Other Participant Accounts (2) :       1,177,800.00
                      Issue Amount (2) :      40,000,000.00
          Total Received All Funds (2) :       1,191,300.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Wright Express (WXS)
                            Trade Date : 02/15/05
                 Joint/Lead Manager(s) : Credit Suisse First Boston Corp
                                         JP Morgan Securities
                                         Merrill Lynch & Co
                         Co-Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                                         Lehman Brothers
                                         UBS
                                         Wachovia Securities Inc
                         Selling Group : Harris Nesbitt
                                         Lazard Freres & Co LLC
                                         Suntrust Capital Markets
                                         Wells Fargo
                                         Williams Capital Group LP


                                    ID : 500
                           Issuer Name : Portal Players
                            Trade Date : 11/18/04
                        Selling Dealer : CS First Boston
                Total Shares Purchased : 1,100.00
                        Purchase Price : 17
                    % Received by Fund : 0.018%
                        % of Issue (1) : 0.760%
        Other Participant Accounts (2) :          46,400.00
                      Issue Amount (2) :       6,250,000.00
          Total Received All Funds (2) :          47,500.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Portal Players (PLAY)
                            Trade Date : 11/18/04
                 Joint/Lead Manager(s) : Citigroup
                                         Credit Suisse First Boston Corp
                         Co-Manager(s) : Needham & Co Inc
                                         SG Cowen Securities Corp
                         Selling Group : AG Edwards & Sons Inc
                                         JMP Securities
                                         Pacific Crest Securities
                                         Williams Capital Group LP


                                    ID : I01
                           Issuer Name : Build a Bear Workshop
                            Trade Date : 10/27/04
                        Selling Dealer : CS First Boston
                Total Shares Purchased : 950.00
                        Purchase Price : 20
                    % Received by Fund : 0.014%
                        % of Issue (1) : 0.368%
        Other Participant Accounts (2) :          24,050.00
                      Issue Amount (2) :       6,800,000.00
          Total Received All Funds (2) :          25,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.

                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Build a Bear Workshop
                            Trade Date : 10/27/04
                 Joint/Lead Manager(s) : Citigroup
                                         Credit Suisse First Boston Corp
                         Co-Manager(s) : AG Edwards & Sons Inc.
                                         JP Morgan Securities
                                         Thomas Weisel Partners LLC
                         Selling Group : N/A


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Build a Bear Workshop
                            Trade Date : 10/27/04
                 Joint/Lead Manager(s) : Citigroup
                                         Credit Suisse First Boston Corp
                         Co-Manager(s) : AG Edwards & Sons Inc.
                                         JP Morgan Securities
                                         Thomas Weisel Partners LLC
                         Selling Group : N/A